FIRST AMENDMENT

         The First Amendment, effective as of the date set forth above the signatures of the parties below, amends the Exclusive Patent License Agreement dated October 24, 1997 ("10/24/97 LICENSE AGREEMENT") between the Massachusetts Institute of Technology ("M.I.T."), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and Cheung Laboratories, Inc.
         WHEREAS, in 1997 Cheung Laboratories, Inc. was renamed Celsion Corporation, a Maryland corporation having its principal office at 10220-I Old Columbia Road, Columbia, MD 21046-1705; and
         WHEREAS, Celsion Corporation and M.I.T. wish to modify the provisions of the 10/24/97 LICENSE AGREEMENT.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree to modify the 10/24/97 LICENSE AGREEMENT as follows:

         1. Delete and replace Section 1.5 with the following:

On the EFFECTIVE DATE, "EXCLUSIVE FIELDS OF USE" shall mean FIELD OF USE ONE and FIELD OF USE TWO. This definition may be modified according to paragraphs 3.6 and 3.7.

         2. Delete Sections 1.7 and 1.8 and replace Section 1.7 with the following:

"FIELD OF USE TWO" shall mean all other medical applications.


         3. Delete and replace Section 1.13 with the following:

"LICENSEE" shall mean Celsion Corporation and shall include a related company of Celsion Corporation, the voting stock of which is directly or indirectly at least fifty percent (50%) owned or controlled by Celsion Corporation.

         4. In Section 1.15, delete "4.1 (h), (i) or (j)" and replace with "4.1(d), 4.1(e)(i) and 4.1(e)(iii)."

         5. In Sections 2.1 and 2.2, delete the words "FIELD OF USE ONE, FIELD OF USE TWO, AND FIELD OF USE THREE" and replace with "FIELD OF USE ONE and FIELD OF USE TWO."

         6. In Section 2.3(b), delete "twelve (12) years" and replace with "eighteen (18) years."

         7. Delete and replace Section 3.3 with the following

3.3 (a) In addition, pertaining to FIELD OF USE ONE, LICENSEE shall adhere to the following milestones:

         i. as soon as possible, but in all events on or before July 1, 2004, LICENSEE shall make application to the FDA for PMA approval to commercial sale of a LICENSED PRODUCT and/or the commercial use of a LICENSED PROCESS and/or commercial performance of a LICENSED SERVICE in FIELD OF USE ONE; and

         ii. as soon as possible, but in all events on or before June 1, 2005, LICENSEE shall make a first commercial sale of a LICENSED PRODUCT and/or a first commercial use of a LICENSED PROCESS and/or a first commercial performance of a LICENSED SERVICE in FIELD OF USE ONE.


         (b) Pertaining to FIELD OF USE TWO, LICENSEE shall adhere to the following milestones:

         (i) as soon as possible, but in all events on or before June 1, 2004, LICENSEE shall apply for FDA approval of an IDE for a LICENSED PRODUCT in FIELD OF USE TWO;

         (ii) as soon as possible, but in all events on or before June 1, 2007, LICENSEE shall make application to the FDA for PMA approval to commercial sale of a LICENSED PRODUCT and/or the commercial use of a LICENSED PROCESS and/or commercial 1performance of a LICENSED SERVICE in FIELD OF USE TWO; and


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

         (iii) as soon as possible, but in all events on or before June 1, 2008, LICENSEE shall make, a first commercial sale of a LICENSED PRODUCT and/or a first commercial use of a LICENSED PROCESS and/or a first commercial performance of a LICENSED SERVICE in FIELD OF USE TWO.

         8. Delete and replace Section 3.4 with the following:

LICENSEE and its SUBLICENSEES shall make NET SALES according to the following schedule:


         2005      $ (Confidential Treatment Requested)(1)
         2006      $ (Confidential Treatment Requested)
         2007      $ (Confidential Treatment Requested)
         2008      and each year thereafter $ (Confidential Treatment Requested)

         9. Delete Section 3.8

         10. Delete and replace Section 4.1 with the following:

4.1 Consideration for Grant of Rights
    ---------------------------------
         (a) License Maintenance Fees. LICENSEE shall pay to M.I.T. license maintenance fees in the manner hereinafter provided to the end of the term of the PATENT RIGHTS or until this agreement may be terminated:

                           January 1, 1998                    $10,000

----------------------------------
(1) Confidential portions have been omitted and filed separately with the Commission.

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

                           January 1, 1999                    $10,000
                           January 1, 2000                    $25,000
                           January 1, 2001                    $25,000
                           January 1, 2002                    $25,000
                           January 1, 2003                    $25,000
                           January 1, 2004                    $25,000
                           January 1, 2005                    $25,000
                           January 1, 2006                    $50,000
                           And each January 1 of
                                Every year thereafter         $50,000

         This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

         (c) Running Royalties: LICENSEE shall pay to M.I.T. a running royalty on NET SALES in the amount of:

                  (i) (Confidential Treatment Requested) percent ((Confidential Treatment Requested) (2), if the LICENSED PRODUCTS, LICENSED PROCESSES or LICENSED SERVICES are either made or leased or sold in a country in which there is a valid, issued claim under the PATENT RIGHTS; AND

                  (ii) (Confidential Treatment Requested) percent ((Confidential Treatment Requested)%), if the LICENSED PRODUCTS, LICENSED PROCESSED or LICENSED SERVICES are neither made nor leased nor sold in a country in which there is a valid, issued claim under the PATENT RIGHTS, but which utilize the COPYRIGHT and/or practice or run the PROGRAM, as described in APPENDIX C.
----------------------------------
(2) Confidential portions have been omitted and filed separately with the Commission.


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

         (d) Sharing of Sublicense Income. LICENSEE shall pay M.I.T. a total of (Confidential Treatment Requested) percent ((Confidential Treatment Requested)
(3) of payments that LICENSEE receives from SUBLICENSEES in consideration of the sublicense of the rights granted LICENSEE under Section 2, excluding running royalties on NET SALES of SUBLICENSEES.


         (e) Sharing of Other Income. LICENSEE shall pay M.I.T. a total of (Confidential Treatment Requested) percent ((Confidential Treatment Requested) %) of: (i) OTHER REVENUE (ii) MILESTONE PAYMENTS; and (iii) Payments that LICENSEE receives from MEDICAL SERVICE PROVIDERS in consideration for a fully paid up license and/or authorization to practice LICENSED PROCESSES and perform LICENSED SERVICES, excluding running royalties on NET SALES of MEDICAL SERVICES PROVIDERS.

         11. In Section 5.2., delete paragraphs (e), (f), (g), (h), (i) and (j) and replace with the following:

e. Royalties due under paragraphs 4.1(c), (d) and (e); and

f. Names and addresses of all SUBLICENSEES and of all authorized MEDICAL SERVICE PROVIDERS.

         12. In Section 6.3 (a), delete the phrase "paragraphs  4.1(a), (b), and
         (c)," and replace with "paragraph 4.1(a)." 13. In Section 6.3 (b), delete the phrase "paragraphs 4.1(d), (e), and (f)," and replace with "paragraph 4.1(c)."


----------------------------------
(3) Confidential portions have been omitted and filed separately with the Commission.


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



         14. Delete and replace Section 11 with the following:

This Agreement is personal to LICENSEE and no rights or obligations may be assigned by LICENSEE without the prior written consent of M.I.T., except that LICENSEE may assign its rights and obligations under this Agreement to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates; provided however, that this Agreement shall immediately terminate if the proposed assignee fails to agree in writing to be bound by the terms and conditions of this Agreement on or before the effective date of the assignment.

         15. Delete and replace APPENDIX A with the following:

                                   APPENDIX A
                                   ----------
                         PATENT RIGHTS ON APRIL 1, 2002
                         ------------------------------

UNITED STATES PATENT RIGHTS
---------------------------

M.I.T. Case no. 5493L
         U.S. Patent No. 5,251,645, Issued October 12, 1993, Entitled "Adaptive Nulling Hyperthermia Array."

M.I.T. Case no. 5672L
         U.S. Patent No. 5,441,532,  Issued August 15, 1995,  Entitled "Adaptive
Focusing   and  Nulling   Hyperthermia   Annular  And   Monopole   Phased  Array
Applicators."

M.I.T. Case no. 6512L
         U.S. Patent No. 5,540,737, Issued July 30, 1996, Entitled "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."

M.I.T. Case no. 7615L
         U.S.  Patent  No.  5810888,   Issued   September  22,  1998,   Entitled
"Thermodynamic Adaptive Phased Array System For Activating Thermosensitive Liposomes In Targeted Drug Delivery."


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



FOREIGN PATENT RIGHTS
---------------------

M.I.T. Case No. 6512L
         WO Patent Application Serial No. US94/13564, Filed November 22, 1994, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Aplicators For Treating Breast Carcinomas". Dormant
         CA Patent No. 2177280, Issued November 21, 2000, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."
         EP Patent No. 0731721, Issued September 10, 1997, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."
         GB Patent No. 0731721, Issued September 10, 1997, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."
         DE Patent No. 0731721, Issued September 10, 1997, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."
         HK Patent Application Serial No. 98101911, Filed November 22, 1994, Entitled, "Minimally Invasive Monopole Phased Array Hyperthermia Applicators For Treating Breast Carcinomas."


M.I.T. Case No. 7615L
         CA Patent Application Serial No. 2294196, Filed June 25, 1998, Entitled "Thermodynamic Adaptive Phased Array System For Activating Thermosensitive Liposomes In Targeted Drug Delivery."
         EP Patent Application Serial No. 98930502.4, Filed June 25, 1998, Entitled "Thermodynamic Adaptive Phased Array System For Activating Thermosensitive Liposomes In Targeted Drug Delivery."

         CN Patent Application Serial No. 98808511.9, Filed June 25, 1998, Entitled "Thermodynamic Adaptive Phased Array System For Activating Thermosensitive Liposomes In Targeted Drug Delivery."
         JP Patent Application Serial No. 11-505720, Filed June 25, 1998, Entitled "Thermodynamic Adaptive Phased Array System For Activating Thermosensitive Liposomes In Targeted Drug Delivery."

         14. APPENDIX B shall be deleted and replaced with the following:

                                   APPENDIX B
                                   ----------

Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained in accordance with Article 6:

For M.I.T. Case No. 6512L: Canada, United Kingdom, Germany and Hong Kong. M.I.T. Case No. 7615L: Canada, China, Japan, Europe

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representatives.

The Effective Date of this First Amendment is May 23, 2002.

MASSACHUSETTS INSTITUTE OF                     CELSION CORPORATION
        TECHNOLOGY

By: /s/ Lital Nelson                           By: /s/ Anthony P. Deasey
    -------------------------------                ---------------------------
Name:   Lital Nelson                           Name: Anthony P. Deasey
Title:  Director,                              Title: Executive Vice President
        Technology Licensing Office                   Finance & Administration



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